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                                                                      EXHIBIT 10


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Accounting and Auditing Experts" and to the use of our report dated March 7, 2002, with respect to the financial statements of American General Life Insurance Company Separate Account D and our report dated February 1, 2002 with respect to the financial statements of American General Life Insurance Company included in this Post-Effective Amendment No. 7 to the Registration Statement (Form N-4, Nos. 333-40637 and 811-02441) of American General Life Insurance Company Separate Account D.

                                             /s/ ERNST & YOUNG LLP
                                             ---------------------


Houston, Texas
November 8, 2002